SUPPLEMENT DATED JANUARY 3, 2023
TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS DATED MAY 1, 2022
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck Bitcoin Strategy ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

A federal excise tax on stock repurchases is expected to apply to the Fund with respect to net share redemptions occurring on or after January 1, 2023. The excise tax is one-percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.

If you have any questions, please call 1.800.826.2333.

Please retain this supplement for future reference.